Exhibit 99.1

FOR IMMEDIATE RELEASE

Lam Research Company Contact:

Ed Rebello, Corporate Communications., +1-510-572-6603; edward.rebello@lamresearch.com

Shanye Hudson, Investor Relations, +1-510-572-4589, shanye.hudson@lamresearch.com

Lam Research Completes its Merger with Novellus Systems

Newly Expanded Lam Research Also Adds Four Members to its Board of Directors

FREMONT, Calif., June 4, 2012 –Lam Research Corp. (NASDAQ:LRCX) today announced that it has completed its merger with San Jose, Calif.-based Novellus Systems, Inc., (NASDAQ: NVLS).

With today’s transaction close, Novellus shareholders will receive 1.125 shares of Lam Research common stock for each share of Novellus common stock that they own, in a tax-free exchange. The transaction was valued at a price of $40.48875 per common share, based on the closing price of Lam Research’s stock on June 4, 2012. Lam Research stockholders and former Novellus shareholders now own approximately 57% percent and 43% percent of the combined company, respectively.

“We believe that this merger enables the newly expanded Lam Research to accelerate revenue growth at a faster pace by leveraging our technology adjacencies and complementary experience to more quickly deliver solutions addressing our customers’ technology and productivity challenges,” stated Martin Anstice, president and chief executive officer of Lam Research. “Moreover, our broader product portfolio, combined resources and greater scale enhance our ability to create value for our customers. We remain confident in our ability to achieve our cost synergy targets and are encouraged by the prospects for future revenue synergies.”

Concurrent with today’s transaction close, Lam Research expanded its board of directors to include four former Novellus board members.

Lam Research Completes its Merger With Novellus Systems

Lam Research is a leading supplier of plasma etch- and single-wafer clean equipment that plays a pivotal role in defining the features and capabilities of next-generation semiconductor devices. With the addition of Novellus’ innovative thin-film deposition and surface preparation product lines, the new Lam Research is well-positioned within the industry to support critical technology transitions including 3D structures in advanced logic and NAND memory, as well as the scaling to 450 mm wafers.

New Board Members:

Youssef A. El-Mansy, Ph.D., has been a director of Novellus since April 2004 and joins the Lam Research board of directors with the Novellus merger. He will serve on the Compensation Committee. Dr. El-Mansy is the retired vice president and director of logic technology development, at Intel Corp., a leading producer of microchips, computing and communications products, where he was responsible for managing technology development, the processor design center for Intel’s Technology and Manufacturing Group and two wafer manufacturing facilities. Dr. El-Mansy joined Intel in 1979 and led microprocessor technology development at Intel for 20 years. Dr. El-Mansy holds both bachelor’s and master’s degrees in Electronics and Communications from Alexandria University in Egypt and a Ph.D. in Electronics from Carleton University in Ottawa, Canada.

Krishna Saraswat, Ph.D. has been a director of Novellus since February 2011 and joins the Lam Research board with the Novellus merger. He will serve on the Nominating and Governance Committee. Dr. Saraswat has served as the Rickey/Nielsen Professor in the School of Engineering at Stanford University since 2004. He has also served as Professor of Electrical Engineering and a Professor of Material Science and Engineering at Stanford University since 1983. Dr. Saraswat received his bachelor’s degree in Electronics in 1968 from the Birla Institute of Technology and Science, Pilani, India, and his master’s and doctorate degrees in Electrical Engineering in 1969 and 1974, respectively, from Stanford University.

William R. Spivey, Ph.D. has been a director of Novellus since May 1998, and he also currently serves on the boards of directors at Cascade Microtech, Inc., a developer of precision electrical test and measurement solutions, and Raytheon Company, a prime contractor on a broad portfolio of defense systems for government customers. Dr. Spivey will serve on Lam Research’s Nominating and Governance Committee. Dr. Spivey was previously president and chief executive officer of Luminent,

Lam Research Completes its Merger With Novellus Systems

Inc., a producer of fiber optic components. He also has served as group president of the Network Products Group at Lucent Technologies, on the board of directors of Laird PLC, a global wireless connectivity solutions provider, and has held senior management positions at AT&T Microelectronics, and Tektronix, Inc. Dr. Spivey holds a bachelor’s degree in Physics from Duquesne University, a master’s degree in Physics from Indiana University of Pennsylvania and a Ph.D. in Management from Walden University.

Delbert A. Whitaker has been a director of Novellus since March 2002. He joins the Lam Research board of directors with the Novellus merger. Mr. Whitaker will serve on Lam Research’s Audit Committee. From 1968 until his retirement in 2000, Mr. Whitaker was employed by Texas Instruments, Inc., a semiconductor company, where he held positions including senior vice president of Worldwide Analog and Standard Logic, vice president of the U.S. semiconductor business, and held various management positions in product departments, marketing and sales. Mr. Whitaker holds a bachelor’s degree in Electrical Engineering from Texas A&M University, where he is a member of the Engineering Advisory Board.

About Lam Research

Lam Research Corp. is a major supplier of innovative wafer fabrication equipment and services to the worldwide semiconductor industry. For more than 30 years, the Company has driven continuous improvements in chip performance, power consumption, and cost, contributing to the global proliferation of smartphones, computers, tablets, and other electronic products. Lam Research has been the leading supplier of high-throughput plasma etch equipment for more than a decade and later expanded its product offerings to include single-wafer clean systems. Headquartered in Fremont, Calif., Lam Research maintains a global network of service facilities throughout North America, Asia, and Europe to rapidly meet the needs of its global customer base. It is a NASDAQ-100® company whose common stock trades on the NASDAQ Global Select MarketSM under the symbol LRCX. For more information, please visit http://www.lamresearch.com.

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Lam Research Completes its Merger With Novellus Systems

Forward-Looking Statements

This announcement contains, or may contain, “forward-looking statements” concerning Lam Research and Novellus (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the Merged Company’s ability to drive value creation, expectations regarding revenue, our ability to deliver solutions to our customers’ technology and productivity challenges, and expected cost synergies and any assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of the management of Lam Research and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam Research’s ability to control or estimate precisely and include, without limitation: the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the merger; the ability to integrate Novellus’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Lam Research’s periodic reports and the joint proxy statement/prospectus filed by Lam Research on Form S-4, as declared effective by the SEC on March 28, 2012 (in each case under the caption Risk Factors or Forward Looking Statements or elsewhere). Lam Research cannot give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Lam Research nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Lam Research Completes its Merger With Novellus Systems

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam Research, Novellus, or the Merged Company, following the implementation of the merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam Research or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.